                     [MCGLADREY & PULLEN, LLP LETTERHEAD]


                      CONSENT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors
McLeod, Inc.
Cedar Rapids, Iowa


We hereby consent to the use in this Registration Statement of our report, dated March 28, 1996, except for Note 11, as to which the date is May 29, 1996, relating to the consolidated financial statements of McLeod, Inc. and subsidiaries, and to the reference to our Firm under the caption "Experts" and "Selected Consolidated Financial Data" in the Prospectus.


                                        /s/ MCGLADREY & PULLEN, LLP
                                        -----------------------------
                                        MCGLADREY & PULLEN, LLP

Cedar Rapids, Iowa
October 10, 1996

                     [MCGLADREY & PULLEN, LLP LETTERHEAD]



                      CONSENT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors
MWR Telecom Inc.
Cedar Rapids, Iowa

We hereby consent to the use in this Registration Statement of our report, dated March 15, 1996, relating to the financial statements of MWR Telecom Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                        /s/ MCGLADREY & PULLEN, LLP
                                        -------------------------------
                                        MCGLADREY & PULLEN, LLP

Cedar Rapids, Iowa
October 10, 1996

                     [MCGLADREY & PULLEN, LLP LETTERHEAD]


                      CONSENT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors
Ruffalo, Cody & Associates, Inc.
Cedar Rapids, Iowa

We hereby consent to the use in this Registration Statement of our report, dated February 9, 1996, except for Note 8, as to which the date is July 15, 1996, relating to the consolidated financial statements of Ruffalo, Cody & Associates, Inc. and subsidiary, and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                        /s/ MCGLADREY & PULLEN, LLP
                                        --------------------------------
                                        MCGLADREY & PULLEN, LLP

Cedar Rapids, Iowa
October 10, 1996

                     [MCGLADREY & PULLEN, LLP LETTERHEAD]


                      CONSENT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors
Telecom*USA Publishing Group, Inc.
Cedar Rapids, Iowa


We hereby consent to the use in this Registration Statement of our report, dated September 27, 1996, relating to the consolidated financial statements of Telecom*USA Publishing Group, Inc. and subsidiaries, and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                        /s/ MCGLADREY & PULLEN, LLP
                                        -----------------------------
                                        MCGLADREY & PULLEN, LLP

Cedar Rapids, Iowa
October 10, 1996